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                                                                   EXHIBIT 10.15

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of May 16, 2002, among each of the parties named as a Grantor on the signature pages hereto (individually a "Grantor" and collectively, the "Grantors"), and BANK OF AMERICA, N.A., in its capacity as agent (the "Agent") for the Lenders (defined below).

                                   WITNESSETH:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), the Agent, and certain of the Grantors consisting of Coltec Industries, Inc., a Pennsylvania corporation ("Coltec"), Coltec Industrial Products LLC, a Delaware limited liability company ("CIP"), Garlock Sealing Technologies LLC, a Delaware limited liability company ("Garlock Sealing"), Garlock Bearings LLC, a Delaware limited liability company ("Garlock Bearing"), Haber Tool Company, a Michigan corporation ("Haber Tool"), and Stemco LLC, a Delaware limited liability company ("Stemco" and, together with Coltec, Garlock Sealing, Garlock Bearing and Haber Tool, each individually referred to herein as a "Borrower" and collectively as the "Borrowers") (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), the Lenders have agreed to make the Loans and issue Letters of Credit on behalf of the Borrowers;

                  WHEREAS, EnPro Industries, Inc., as parent company to the Borrowers and other Grantors and as a Grantor hereunder (herein, the "Parent Grantor"), has executed that certain Parent Guarantee dated as of the date hereof (as from time to time reaffirmed, amended, restated, supplemented or otherwise modified, the "Parent Guarantee") in favor of the Agent, pursuant to which the Parent has agreed to guarantee all the "Obligations" (as defined in the Credit Agreement);

                  WHEREAS, the Grantors hereunder, other than the Borrowers and the Parent Grantor (herein, the "Subsidiary Grantors"), have executed that certain Subsidiary Guarantee dated as of the date hereof (as from time to time reaffirmed, amended, restated, supplemented or otherwise modified, the "Subsidiary Guarantee") in favor of the Agent, pursuant to which such Grantors have agreed to guarantee all the "Obligations" (as defined in the Credit Agreement);

                  WHEREAS, in order to induce the Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and to induce the Lenders to make the Loans and issue Letters of Credit as provided for in the Credit Agreement, the Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the "Obligations" (as herein defined);

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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         1. DEFINED TERMS. The following terms shall have the following respective meanings:

                  "Accounts" means, with respect to any Grantor, all of such Grantor's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, and all medical receivables.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Asbestos Insurance Policy" has the meaning ascribed to such term in the Credit Agreement.

                  "Borrower Grantor" means each of Coltec, CIP, Garlock Sealing, Garlock Bearing, Haber Tool and Stemco.

                  "Chattel Paper" means, with respect to any Grantor, all of such Grantor's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Grantor.

                  "Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.

                  "EIFA" has the meaning ascribed to such term in the Credit Agreement.

                  "Equipment" means, with respect to any Grantor, all of such Grantor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Grantor and all of such Grantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing; wherever any of the foregoing is located.

                  "General Intangibles" means, with respect to any Grantor, all of such Grantor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than


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Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, all manuals, drawings, instructions, warranties and rights with respect to any Equipment, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is a beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor.

                  "Goods" means all "goods" as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

                  "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Grantor.

                  "Insurance Receivables Rights" means all rights and interests, now owned or hereafter acquired, in and to the insurance accounts receivable with respect to the Asbestos Insurance Policies, and any supplementary and other contracts issued in connection with such Asbestos Insurance Policies (including, if the applicable insurer is a party thereto, the EIFA), any additional insurance proceeds of such insurance policies which are or may hereafter become payable, and all claims, options, privileges, rights, and interests in and under such policies to collect and receive such accounts receivable and insurance proceeds, subject to all the terms and conditions of such policies.

                  "Inventory" means, with respect to any Grantor, all of such Grantor's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise.

                  "Investment Property" means, with respect to any Grantor, all of such Grantor's right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

                  "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to payment or


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performance under a letter of credit, whether or not any Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "Obligations" means (i) with respect to each Borrower Grantor, the Obligations (as defined in the Credit Agreement), (ii) with respect to the Parent Grantor, all obligations and liabilities of the Parent Grantor under the Parent Guarantee and (iii) with respect to the Subsidiary Grantors, all obligations and liabilities of the Subsidiary Grantors under the Subsidiary Guarantee.

                  "Payment Account" means each bank account established pursuant to this Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or one or more Grantors, as the Agent may determine, on terms acceptable to the Agent.

                  "Proprietary Rights" means, with respect to any Grantor, all of such Grantor's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Supporting Obligations" means all supporting obligations as such term is defined in the UCC.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of North Carolina or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

                  "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

                  All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

         2. GRANT OF LIEN.

                  (a) As security for all of its Obligations, each Grantor hereby grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in and lien on all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:


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                  (i)      all Accounts;

                  (ii)     all Inventory;

                  (iii)    all Chattel Paper;

                  (iv)     all Documents;

                  (v)      all Instruments;

                  (vi)     all Supporting Obligations and Letter-of-Credit
Rights;

                  (vii) all General Intangibles (including payment intangibles and Software), excluding, however, rights under (but not excluding Proceeds of) any lease, contract or agreement (including, without limitation, any license), that contains an enforceable restriction on such Grantor's right to grant the security interest to the Agent contemplated by this Security Agreement, unless and until such Grantor shall have obtained consent from the relevant party or parties thereto to the grant of such security interest;

                  (viii)   all Goods;

                  (ix)     all Equipment;

                  (x)      all Investment Property;

                  (xi)     all Insurance Receivables Rights;

                  (xii) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender;

                  (xiii) all of such Grantor's Deposit Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including any Payment Accounts;

                  (xiv) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                  (xv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the Real Estate covered by Mortgage(s) (if any), and all other personal property of the Grantors in which the Agent or any Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the "Collateral."

                  (b) All of the Obligations shall be secured by all of the Collateral.


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         3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

                  (a) Each Grantor shall, at its expense, subject to clauses (c), (d) and (e) below, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including:
(i) executing, delivering and/or filing and recording of the Copyright Security Agreements, the Patent and Trademark Agreements and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued to the extent Collateral located in any such warehouse exceeds $100,000 or if Agent shall request delivery of such warehouse receipts, (iii) delivering to Agent certificates of title covering any portion of the Collateral for which certificates of title have been issued to the extent such Collateral exceeds $100,000 or if Agent shall request delivery of such certificates of title; (iv) when an Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Agent; (v) placing notations on its books of account to disclose the Agent's security interest; and (vi) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

                  (b) Unless the Agent shall otherwise consent in writing (which consent may be revoked), the Grantors shall deliver to the Agent all Collateral consisting of negotiable Documents (subject to Section 3(a) above), certificated securities (accompanied by stock powers executed in blank), Chattel Paper and Instruments promptly after the Grantors receive the same.

                  (c) The Grantors shall, in accordance with the terms of the Credit Agreement, obtain or use their commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees for locations at which Collateral in excess of $1,000,000 is located, and the Grantors shall in all instances obtain or use commercially reasonable efforts to obtain signed acknowledgements of the Agent's Liens from bailees having possession of any Collateral in excess of $1,000,000 that they hold for the benefit of the Agent; provided that no Collateral may be deemed Eligible Inventory unless all the eligibility requirements set forth in the definition of Eligible Inventory are satisfied.

                  (d) If required by the terms of the Credit Agreement and not waived by the Agent in writing (which waiver may be revoked), the Grantors shall use commercially reasonable efforts to obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for the Grantors.

                  (e) If a Grantor is or becomes the beneficiary of a letter of credit such Grantor shall promptly notify the Agent thereof and use commercially reasonable efforts to enter into a tri-party agreement with the Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent.


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                  (f)      The Grantors shall take all commercially reasonable
steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in the Uniform Electronic Transactions Act.

                  (g) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of North Carolina or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of North Carolina for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Grantors agree to furnish any such information to the Agent promptly upon request. The Grantors also ratify their authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. In addition, each Grantor hereby irrevocably authorizes the Agent, at any time, to notify any applicable insurance company of the security interest granted to the Agent in the Insurance Receivables Rights pursuant to this Security Agreement.

                  (h) Each Grantor shall promptly notify the Agent of any commercial tort claim (as defined in the UCC) in excess of $100,000 individually or in excess of $500,000 in the aggregate for all commercial tort claims acquired by it and unless otherwise consented to by the Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to the Agent a Lien in such commercial tort claim(s).

                  (i) From time to time, the Grantors shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral, but any Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

                  (j) Good Standing Certificates. Not less frequently than once during each calendar year, each Grantor shall, unless the Agent shall otherwise consent, provide to the Agent a certificate of good standing from its state or country of incorporation or organization.

                  (k) No Reincorporation. Except as permitted by the Credit Agreement, the Grantors shall not reincorporate or reorganize themselves under the laws of any jurisdiction other than the respective jurisdiction in which they are incorporated or organized as of the date hereof or change their respective type of entity as identified on Schedule II without the prior written consent of the Agent.


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                  (l)      Terminations Amendments Not Authorized. The Grantors
acknowledge that they are not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Agent and agree that they will not do so without the prior written consent of the Agent, subject to the Grantors' rights under Section 9-509(d)(2).

                  (m) No Restriction on Payments to Agent. The Grantors shall not enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to the Agent. To the best of any Grantor's knowledge, no material General Intangible contains any provision that restricts or prohibits the grant of the security interest contemplated by this Security Agreement in such General Intangible except as set forth on Schedule IV hereto.

         4. LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to the Agent and the Lenders that: (A) Schedule I is a correct and complete list as of the Closing Date of the location of such Grantor's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and (b) Schedule I correctly identifies any of such facilities and locations that are not owned by such Grantor and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for such Grantor on Schedule I, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule I, unless it gives the Agent at least twenty
(20) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor; provided that (i) with respect to any such premises leased pursuant to a lease entered into prior to the Closing Date, such Grantor shall have used commercially reasonable efforts to obtain an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent to the extent that the Inventory at such location is at least $1,000,000 and with respect to any such premises leased pursuant to a lease agreement entered into on or after the Closing Date, such Grantor shall have used commercially reasonable efforts to obtain an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent to the extent that the Inventory at such location is at least $1,000,000, or (c) in a warehouse or with a bailee, provided that (i) with respect to any such agreement with respect to the storage of such Inventory or with any such bailees entered into prior to the Closing Date, such Grantor shall have used commercially reasonable efforts to obtain an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent to the extent that the Inventory at such location is at least $1,000,000 and (ii) with respect to any other such agreement relating to such stored Inventory entered into on or after the Closing Date, such Grantor shall have used commercially reasonable efforts to obtain an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent to the extent that the Inventory at such location is at least $1,000,000. Notwithstanding the foregoing, no Inventory described in the immediately preceding sentence may be deemed to be Eligible Inventory unless all the eligibility requirements set forth in the definition of Eligible Inventory are satisfied.


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         5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each
Grantor's name as of the Closing Date as it appears in official filings in the state or country of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state or country of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which each Grantor is incorporated or organized. Each Grantor has only one state or country of incorporation or organization.

         6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Liens permitted by Section 7.18 of the Credit Agreement; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clauses (a), (c), (d) and (e) of the definition of Permitted Liens existing as of the Closing Date and described on Schedule 6.9 to the Credit Agreement and Liens securing Capital Leases and purchase money Liens on Collateral (other than Inventory) securing purchase money Debt permitted by
Section 7.13 of the Credit Agreement; and (c) such Grantor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

         7. APPRAISALS. Whenever a Default or Event of Default exists, each Grantor shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

         8. ACCESS AND EXAMINATION. The Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours (and at any time when a Default or Event of Default exists and is continuing) have access to, examine, audit, make extracts from or copies of and inspect any or all of each Grantor's records, files, and books of account and the Collateral, and discuss each Grantor's affairs with such Grantor's officers and management. Each Grantor will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Grantor. The Agent may, and at the direction of the Required Lenders shall, at any time when a Default or Event of Default exists, and at each Grantor's expense, make copies of all of such Grantor's books and records, or require such Grantor to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of each Grantor's supplies and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent's Liens and each Grantor shall cause its applicable personnel to provide such assistance as Agent shall reasonably require to effectuate the terms of this Section 8. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

         9. COLLATERAL REPORTING. Each Borrower Grantor shall provide the Agent with the following documents at the following times in form satisfactory to the
Agent: (a) at the times specified in Section 5.2(j) of the Credit Agreement, a schedule of such Borrower Grantor's Accounts created, credits given, cash collected and other adjustments to Accounts since the last


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such schedule and a Borrowing Base Certificate; (b) on a monthly basis, by the
20th day of the following month, an aging of such Borrower Grantor's Accounts, together with a reconciliation to the corresponding Borrowing Base and to such Borrower Grantor's general ledger; (c) on a monthly basis by the 20th day of the following month, an aging of such Borrower Grantor's accounts payable; (d) at the time of delivery of each Borrowing Base Certificate required to be delivered pursuant to the Credit Agreement (or more frequently if requested by the Agent), a detailed calculation of Eligible Accounts and Eligible Inventory; (e) on a monthly basis by the 20th day of the following month (or more frequently if requested by the Agent), Inventory reports by category and business division (and if requested by the Agent, location), together with a reconciliation to the corresponding Borrowing Base and to such Borrower Grantor's general ledger; (f) upon request, copies of invoices in connection with such Borrower Grantor's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with such Borrower Grantor's Accounts and for Inventory and Equipment acquired by such Borrower Grantor, purchase orders and invoices; (g) upon request, a statement of the balance of each of the Intercompany Accounts; (h) such other reports as to the Collateral of such Borrower Grantor as the Agent shall reasonably request from time to time; and (i) with the delivery of each of the foregoing, a certificate of such Borrower Grantor executed by an officer thereof certifying as to the accuracy and completeness in all material respects of the foregoing; provided that with respect to any deliveries made under clauses (f), (g) and (h), such certificate shall be given upon Agent's request. If any of a Borrower Grantor's records or reports of the Collateral are prepared by an accounting service or other agent, such Borrower Grantor hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

         10. ACCOUNTS.

                  (a) Each Borrower Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Borrower Grantor's Eligible Accounts used in calculating the Borrowing Base, that: (i) each existing Eligible Account represents, and each future Eligible Account will represent, a bona fide sale or lease and delivery of goods by such Borrower Grantor, or rendition of services by such Borrower Grantor, in the ordinary course of such Borrower Grantor's business; (ii) each existing Eligible Account is, and each future Eligible Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Borrower Grantor and disclosed to the Agent and the Lenders pursuant to this Security Agreement; (iii) no payment will be received with respect to any Eligible Account, and no credit, discount, or extension, or agreement therefor will be granted on any Eligible Account, except as reported to the Agent and the Lenders in Borrowing Base Certificates delivered in accordance with this Security Agreement; (iv) each copy of an invoice delivered to the Agent by such Borrower Grantor will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of such Borrower Grantor described in each invoice will have been performed.

                  (b) Each Borrower Grantor shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Borrower Grantor's business or extend or modify any Eligible Account. If a Borrower Grantor becomes aware of any matter adversely affecting the collectibility of any Eligible Account or the Account Debtor therefor involving an amount greater than $1,000,000, including information regarding the Account Debtor's creditworthiness, such Borrower Grantor will promptly so advise the Agent and exclude such Account from Eligible Accounts.

                  (c) Each Grantor shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account other than in the ordinary course of business but only to the extent such Account is defaulted or delinquent or only to the extent such Account is not included in the Borrowing Base as an Eligible Account. Any acceptance of any such instrument, shall be considered as evidence of the Account and not payment thereof and such Grantor will promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, such Grantor (as the endorser thereof) shall remain liable thereon until such instrument is paid in full.

                  (d) Each Borrower Grantor shall notify the Agent promptly of all disputes and claims in excess of $1,000,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Borrower Grantor's business when no Event of Default exists hereunder. Each Borrower Grantor shall send the Agent a copy of each credit memorandum in excess of $1,000,000 as soon as issued, and such Borrower Grantor shall promptly report that credit on Borrowing Base Certificates submitted by it. The Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit such Grantor's Loan Account with the net amounts received by the Agent in payment of any Accounts.

                  (e) If an Account Debtor returns any Inventory to a Borrower Grantor when no Event of Default exists, then such Borrower Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each Borrower Grantor shall immediately report to the Agent any return involving an amount in excess of $1,000,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Grantor when an Event of Default exists, such Borrower Grantor, upon the request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory unless (i) such Inventory meets the criteria for Eligible Inventory and (ii) the related Account has been made ineligible.

         11. COLLECTION OF ACCOUNTS; PAYMENTS.

                  (a) Each Borrower Grantor shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank to the Agent, in each case in accordance with
Section 3.3 of the Credit Agreement. If, notwithstanding such instructions, a Borrower Grantor receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into the Agent Account. The Agent or the Agent's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Borrower Grantor, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

                  (b) If sales of Inventory are made or services are rendered for cash, each Borrower Grantor shall immediately deliver to the Agent or deposit into the Agent Account the cash which such Borrower Grantor receives.

                  (c) All payments, including immediately available funds received by the Agent at a bank account designated by it, will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account (conditional upon final collection) after allowing one (1) Business Day for collection of such payments (excluding payments consisting of immediately available funds which shall be credited to the Loan Account immediately upon receipt); provided, however, that such payments shall be deemed to be credited to the Loan Account immediately upon receipt for purposes of (i) determining Availability, (ii) calculating the Unused Line Fee pursuant to Section 2.5 of the Credit Agreement and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrower Grantors).

                  (d) In the event that the Borrower Grantors repay all of the Obligations upon the termination of the Credit Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited to the appropriate Borrower Grantor's Loan Account upon the Agent's receipt of immediately available funds.

         12. INVENTORY; PERPETUAL INVENTORY.

                  (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor's business. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business. Each Grantor will not, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval unless such Inventory is segregated from such Grantor's other owned Inventory and is marked in a manner designating the true owner thereof. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Grantor will maintain a perpetual inventory reporting system at all times. Each Grantor will not, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis except that Grantors may sell non-Eligible Inventory on a consignment basis in the ordinary course of their business to the extent the amount of such Inventory does not exceed $2,000,000 in the aggregate for all Grantors.

                  (b) In connection with all Inventory financed by Letters of Credit, each Grantor will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Grantor's possession, to deliver them, upon request, to the Agent in their original form. Each Grantor shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

         13. EQUIPMENT.

                  (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business. Each Grantor shall keep and maintain its Equipment necessary for the conduct of its business in operating condition and repair sufficient for the conduct of its business (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (b) Each Grantor shall promptly inform the Agent of any material deletions from the Equipment. Each Grantor shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. Each Grantor will not, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Grantor's Equipment constituting Collateral.

                  (c) Except as permitted by the Credit Agreement, each Grantor shall not, without the Agent's prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of such Grantor's Equipment.

         14. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter of Credit Rights and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens, Liens securing Capital Leases and purchase money Liens on Collateral (other than Inventory) securing purchase money Debt permitted by
Section 7.13 of the Credit Agreement. If a Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or served hereby are subject to the security interest of Bank of America, N.A., as Agent, for the benefit of the Agent and certain Lenders."

         15. RIGHT TO CURE. The Agent may, in its discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act required of a Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 15 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Loan Account of the Borrowers as a Revolving Loan. Any payment made or other action taken by the Agent under this Section 15 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

         16. POWER OF ATTORNEY. Each Grantor hereby appoints the Agent and the Agent's designee as such Grantor's attorney, with power at any time that any Event of Default shall have occurred and be continuing (except as noted below):
(a) to endorse such Grantor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on public records and on assignments of Accounts, (c) regardless of whether any Event of Default shall then exist, to sign such Grantor's name on any on notices of assignment, and financing statements and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (d) to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor;
(e) regardless of whether any Event of Default shall then exist to send requests for verification of Accounts to customers or Account Debtors; (f) to complete in such Grantor's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (g) to clear Inventory through customs in such Grantor's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose;
(h) to the extent that such Grantor's authorization given in Section 3(g) of this Security Agreement is not sufficient, to file such financing statements with respect to this Security Agreement, with or without such Grantor's signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature; and (i) to do all things necessary to exercise the Agent's rights and remedies under the Credit

Agreement or this Security Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied.

         17. THE AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.

                  (a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of such Grantor's Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Grantors.

                  (b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither the Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of the Grantors under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (c) The Agent may at any time after a Default or an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to the Grantors, notify Account Debtors, and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for itself and the benefit of the Lenders. Upon the request of the Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, each Grantor shall not give any contrary instructions to such Account Debtor or other Person without the Agent's prior written consent.

                  (d) The Agent may at any time in the Agent's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to the Agent's satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to the Agent and each Lender at any time and from time to time promptly upon the Agent's request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as the Agent may request. Upon the Agent's request, each Grantor, at its own expense, shall deliver to the Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

         18. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                  (a) The Grantors do not have any interest in, or title to, any U.S. Patent, U.S. registered Trademark or U.S. registered Copyright except as set forth in Schedule III hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent and Trademark Agreements with the United States Patent and Trademark Office, and filing of appropriate financing statements, perfected Liens in favor of the Agent on each Grantor's U.S. patents, U.S. registered trademarks and U.S. registered copyrights and such perfected Liens are enforceable against any and all creditors of and purchasers from any Grantor, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or by general equitable principles. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent and Trademark Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect the Agent's Lien on each Grantor's U.S. patents, U.S. registered trademarks or U.S. registered copyrights shall have been duly taken.

                  (b) Each Grantor shall promptly notify the Agent if it knows that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

                  (c) In no event shall a Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any U.S. patent, U.S. registered trademark or U.S. registered copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Agent prompt written notice thereof, and, upon request of the Agent, such Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as the Agent may request to evidence the Agent's Lien on such U.S. patent, U.S. registered trademark or U.S. registered copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

                  (d) Each Grantor shall take all commercially reasonable actions necessary or reasonably requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the U.S. patents, U.S. registered trademarks and U.S. registered copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such patent, trademark or copyright is not material to the conduct of its business.

                  (e) In the event that any of the U.S. patent, U.S. registered trademark or U.S. registered copyright Collateral relating to the manufacture, processing, production, sale or disposition of any Inventory or any of the other material patent, trademark or copyright Collateral (in each case, whether now or hereafter existing) is infringed upon, or misappropriated or diluted by a third party, the appropriate Grantor shall notify the Agent promptly after such Grantor learns thereof. Such Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is in no way material to the conduct of its business or operations, unless otherwise consented to by the Agent in writing, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

         19. INDEMNIFICATION. In any suit, proceeding or action brought by the Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep the Agent and the Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of the Agent or any Lender, to the extent such expense, loss, or damage is attributable primarily to the gross negligence or willful misconduct of the Agent or such Lender. All such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Agent or any Lender.

         20. LIMITATION ON LIENS ON COLLATERAL. The Grantors will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted by Section 7.18 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Grantors' rights under the Collateral against the claims and demands of all Persons whomsoever.

         21. NOTICE REGARDING COLLATERAL. Each Grantor will advise the Agent promptly, in reasonable detail, (i) of any Lien (other than Liens permitted by Section 7.18 of the Credit Agreement) or claim (to the extent such claim is in excess of $100,000) made or asserted against any of such Grantor's Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

         22. REMEDIES; RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use each Grantor's premises without charge for such time or times as the Agent deems necessary or advisable.

                  (b) Each Grantor further agrees, at the Agent's request during the existence of an Event of Default, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to the Grantors to maintain or preserve the rights of the Grantors as against third parties with respect to Collateral while Collateral is in the possession of the Agent. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent's remedies (for the benefit of the Agent and the Lenders), with respect to such appointment without prior notice or hearing as to such appointment. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the Grantors. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise primarily out of the gross negligence or willful misconduct of the Agent or any Lender as finally determined by a court of competent jurisdiction. The Grantors agree that ten
(10) days prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by the Agent or any Lender to collect such deficiency.

                  (c) Except as otherwise specifically provided herein, the Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent
(a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 22(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 22(d). Without limitation upon the foregoing, nothing contained in this Section 22(d) shall be construed to grant any rights to the Grantors or to impose any duties on the Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 22(d).

         23. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Agent to exercise rights and remedies under Section 22 hereof (including, without limiting the terms of Section 22 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) during the existence of an Event of Default, each Grantor hereby grants to the Agent, for the benefit of the Agent and the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor but with such quality controls as are necessary to avoid abandonment of any trademark) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         24. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. The Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control and shall account for money actually received by it. Neither the Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         25. MISCELLANEOUS.

                  (a) REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (b) NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement, the Parent Guarantee or Subsidiary Guarantee, as applicable.

                  (c) SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the Lenders and the Grantors with respect to the matters referred to herein and therein.

                  (d) NO WAIVER; CUMULATIVE REMEDIES. Neither the Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and the Grantors.

                  (e) LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (f)      TERMINATION OF THIS SECURITY AGREEMENT. Subject to
Section 26(a) hereof, this Security Agreement shall terminate upon the satisfactory collateralization of all Letters of Credit and the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted).

                  (g) SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon their respective successors and assigns (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of the Agent, for the benefit of the Agent and the Lenders, hereunder, inure to the benefit of the Agent and the Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Agent and the Lenders, hereunder. The Grantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  (h) COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Agent, electronic means, all of which shall be equally valid.

                  (i) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NORTH CAROLINA, PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (j) JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA OR OF THE UNITED STATES OF AMERICA LOCATED IN THE WESTERN DISTRICT OF NORTH CAROLINA, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE GRANTORS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (k) SERVICE OF PROCESS. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH GRANTOR AT ITS ADDRESS SET FORTH HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF

AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY
LAW.

                  (l) WAIVER OF JURY TRIAL. EACH GRANTOR, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (m) SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (n) NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  (o) ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 26(i) and Section 26(j), with its counsel.

                  (p) BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of the Agent and the Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



                                   ENPRO INDUSTRIES, INC., as Grantor


                                   By: /s/ Ernest F. Schaub
                                      ------------------------------------------
                                   Name: Ernest F. Schaub
                                   Title: President



                                   COLTEC INDUSTRIES INC, as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   COLTEC INDUSTRIAL PRODUCTS LLC, as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   GARLOCK SEALING TECHNOLOGIES LLC, as Grantor


                                   By: /s/ Michael J. Leslie
                                      ------------------------------------------
                                   Name: Michael J. Leslie
                                   Title: President



                                   GARLOCK BEARINGS LLC, as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   HABER TOOL COMPANY INC, as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer

                                   STEMCO LLC, as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   QFM SALES AND SERVICES, INC., as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   COLTEC TECHNICAL SERVICES INC., as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   COLTEC INTERNATIONAL
                                   SERVICES CO., as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   GARRISON LITIGATION
                                   MANAGEMENT GROUP, LTD., as
                                   Grantor


                                   By: /s/ Timothy O'Reilly
                                      ------------------------------------------
                                   Name: Timothy O'Reilly
                                   Title: President

                                   GLACIER GARLOCK BEARINGS, INC., as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   GARLOCK INTERNATIONAL INC., as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   GARLOCK OVERSEAS CORPORATION, as Grantor


                                   By: /s/ Scott E. Kuechle
                                      ------------------------------------------
                                   Name: Scott E. Kuechle
                                   Title: Vice President and Treasurer



                                   BANK OF AMERICA, N.A.,
                                   as Agent


                                   By: /s/ Perri H. Love
                                      ------------------------------------------
                                   Name: Perri H. Love
                                   Title: Assistant Vice President